Exhibit 10.47

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July [●], 2026, between Nuburu, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the number of Securities (as defined below) as more fully described in this Agreement.

WHEREAS, the Company intends to authorize a new series of preferred stock of the Company designated as Series B Preferred Stock, par value $0.0001 per share (together with any convertible preferred stock issued in replacement thereof in accordance with the terms thereof) (the “Series B Preferred Stock”) the terms of which are set forth in the Certificate of Designations (as defined below) in substantially the form attached hereto as Exhibit A.

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement with respect to the securities of the Company in reliance upon the registration statement on Form S-1 (SEC File No. 333-[●]) (the “Registration Statement”) filed by the Company with the United States Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), for the registration of the Securities, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act), including all documents filed as part thereof or incorporated by reference therein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Approved Stock Plan” means any equity incentive plan, employee stock purchase plan or other employee benefit plan which has been approved by the board of directors of the Company prior to the date hereof, and future increases in the shares of Common Stock authorized to be issued pursuant to the Company’s existing equity incentive plan approved by stockholders that result in a one-time increase in the number of shares authorized by 20,000,000 shares plus an annual evergreen increase in such plan shares equal to 5% of the outstanding Common Stock, pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York are generally are open for use by customers on such day.

“Certificate of Designations” shall have the meaning ascribed to such term in Section 2.1(a).

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1(a).

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the first (1st) Trading Day following the date hereof.

“Closing Statement” means the Closing Statement in the form on Annex A attached hereto.

“Commission” shall have the meaning ascribed to such term in the preamble.

“Common Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Holland & Hart LLP.

“Conversion Shares” means the shares of Common Stock issuable or to be issued upon conversion of the Series B Preferred Stock in accordance with the Certificate of Designations.

“Convertible Securities” means any capital stock or other security of the Company that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock).

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(m).

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuances” shall have the meaning ascribed to such term in Section 4.12(a).

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(bb).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreements” means the Lock-Up Agreements, dated as of the date hereof, by and among the Company and the directors, officers, and 10% stockholders of the Company, in the form of Exhibit C attached hereto.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Per Unit Purchase Price” means $0.1555 per Unit.

“Placement Agent” means Joseph Gunnar & Co., LLC.

“Pre-Funded Warrants” means the Common Stock purchase warrants delivered to certain of the Purchasers at the Closing in accordance with Section 2.2(a)(iv) hereof to the extent any Purchasers elect to receive Pre-Funded Warrants in lieu of Shares, which Pre-Funded Warrants shall be exercisable into shares of Common Stock and shall be in the form of Exhibit B attached hereto, which Pre-Funded Warrants shall be exercisable beginning on the Initial Exercise Date (as defined therein) until all of the Pre-Funded Warrants have been exercised, and shall be exercisable at an exercise price of $0.0001 per share.

“Preferred Shares” means the shares of Series B Preferred Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Preliminary Prospectus” means any preliminary prospectus included in the Registration Statement, as originally filed or as part of any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act, including all information, documents and exhibits filed with or incorporated by reference into such preliminary prospectus.

“Pricing Prospectus” means (i) the Preliminary Prospectus relating to the Securities that was included in the Registration Statement immediately prior to 6:00 p.m. (New York City time) on the date hereof, and (ii) any free writing prospectus (as defined in the Securities Act) identified on Schedule I hereto, taken together.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final prospectus filed pursuant to the Registration Statement, including all information, documents and exhibits filed with or incorporated by reference into such final prospectus.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Report” shall have the meaning ascribed to such term in Section 3.1(h).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

“Registration Rights Agreement” means the registration rights agreement entered into between the Company and the Purchasers in the form attached hereto as Exhibit A.

“Registration Statement” shall have the meaning ascribed to such term in the preamble.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Restricted Period” shall have the meaning ascribed to such term in Section 4.12(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 462(b) Registration Statement” means any registration statement prepared by the Company registering additional Securities, which was filed with the Commission on or prior to the time at which sales of the Shares were confirmed and became automatically effective pursuant to Rule 462(b) promulgated by the Commission pursuant to the Securities Act.

“Securities” means the Shares, the Warrants, the Warrant Shares and the Conversion Shares.

“Securities Act” shall have the meaning ascribed to such term in the preamble.

“Series B Preferred Stock” shall have the meaning ascribed to such term in the preamble.

“Shares” means the Common Shares and the Preferred Shares issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Stated Value” shall have the meaning set forth in the Certificate of Designations.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Units purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds (minus, if applicable, a Purchaser’s aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Lock-Up Agreements, the Certificate of Designations, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means the transfer agent of the Company, and any successor transfer agent of the Company.

“Units” means Common Shares (or Pre-Funded Warrants in lieu of Common Shares) and Preferred Shares.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(b).

“Warrants” means the Pre-Funded Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

ARTICLE 2

PURCHASE AND SALE

2.1 Closing.

(a)
Prior to the Closing Date, the Company shall have adopted and filed with the Secretary of State of the State of Delaware the Certificate of Designations, Preferences, and Rights of the Series B Preferred Stock of the Company, in substantially the form of Exhibit A attached to this Agreement (the “Certificate of Designations”).

(b)
On the Closing Date, subject to the conditions set forth herein, the Company agrees to issue and sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of 244,372,990 Common Shares (or Pre-Funded Warrants in lieu of Common Shares) and 663,214 Preferred Shares. Notwithstanding anything herein to the contrary, to the extent that a Purchaser determines, in its sole discretion, that such Purchaser’s Subscription Amount (together with such Purchaser’s Affiliates, and any Person acting as a group together with such Purchaser or any of such Purchaser’s Affiliates) would cause such Purchaser’s beneficial ownership of the shares of Common Stock to exceed the Beneficial Ownership Limitation, or as such Purchaser may otherwise choose, such Purchaser may elect to purchase Pre-Funded Warrants in lieu of Common Shares as determined pursuant to Section 2.2(a)(iv). The “Beneficial Ownership Limitation” shall be 4.99% (or, with respect to each Purchaser, at the election of the Purchaser at Closing, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Shares on the Closing Date. In each case, the election to receive Pre-Funded Warrants is solely at the option of the Purchaser. Each Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as to the Closing as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Common Shares (or Pre-Funded Warrants in lieu of Common Shares) and Preferred Shares, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

2.2 Closing Deliveries.

(a)
On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
(i)
this Agreement duly executed by the Company;

(ii)
the Registration Rights Agreement duly executed by the Company;

(iii)
a legal opinion of Company Counsel, directed to the Placement Agent and the Purchasers, in a form reasonably acceptable to the Placement Agent and Purchasers;

(iv)
a copy of the irrevocable instructions to the Transfer Agent to credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of Purchaser or its respective nominee(s), for the Common Shares equal to such Purchaser’s Subscription Amount divided by the Per Unit Purchase Price (plus, if applicable, such Purchaser’s aggregate exercise price of the Pre-Funded Warrants, provided that such instructions shall state that the number of shares of Common Stock issuable upon exercise of such Purchaser’s Pre-Funded Warrants shall not be issued until exercise of such Purchaser’s Pre-Funded Warrants), registered in the name of such Purchaser;

(v)
duly executed Pre-Funded Warrants, if any, registered in the name of such Purchaser, as applicable to such Purchaser;

(vi)
a true, correct and complete certificate, or other reasonable evidence of ownership, representing the shares of Series B Preferred Stock registered in the name of such Purchaser, equal to 0.002714 of the total Common Shares and, if applicable, Pre-Funded Warrants purchased by such Purchaser, and a copy of the irrevocable instructions to the Transfer Agent required by Section 4.20(c);

(vii)
evidence, in form and substance acceptable to the Placement Agent and the Purchasers of the filing with the Secretary of State of the State of Delaware of the Certificate of Designations;

(viii)
the Company’s wire instructions, on Company letterhead and executed by the Executive Chairman, Chief Executive Officer, or Chief Financial Officer;

(ix)
the duly executed Lock-Up Agreements;

(x)
the Preliminary Prospectus and the Prospectus (which will be deemed to be delivered in accordance with Rule 172 under the Securities Act);

(xi)
a duly executed Officer’s Certificate, substantially in the form acceptable to the Purchasers;

(xii)
a duly executed Secretary’s Certificate, substantially in the form acceptable to the Purchasers;
(xiii)
reimbursement for legal expenses incurred by the Purchasers for legal counsel in connection with preparation of the Transaction Documents in an amount equal to $75,000, which the parties acknowledge has already been paid; and

(xiv)
all documents, instruments and other writings required to be delivered by the Company to the Purchasers on or before the Closing Date pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated hereby.

(b)
On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)
this Agreement duly executed by such Purchaser;

(ii)
the Registration Rights Agreement duly executed by such Purchaser; and

(iii)
such Purchaser’s Subscription Amount (minus, if applicable, a Purchasers aggregate exercise price of the Pre-Funded Warrants, which amounts shall be paid as and when such Pre-Funded Warrants are exercised for cash) as set forth on such Purchaser’s signature hereto by wire transfer to the account specified in writing by the Company.

2.3 Closing Conditions.

(a)
The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)
the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)
all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)
the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)
The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)
the filing by the Company of the Certificate of Designations with the Secretary of State of the State of Delaware;

(ii)
the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(iii)
all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iv)
the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;
(v)
there shall have been no Material Adverse Effect with respect to the Company since the date hereof;
(vi)
the Registration Statement shall be effective and available for the issuance and sale of the Securities hereunder, except for [ ] Conversion Shares, which shall be registered on a separate registration statement pursuant to the terms of the Registration Rights Agreement; and

(vii)
from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (excluding a suspension by the Company’s principal Trading Market solely as a result of the price of the Common Stock trading less than $0.10 provided that the Company’s additional listing application listing the Securities registered in the Registration Statement has been filed with and approved by the Trading Market); provided that if the Company is in violation of any of the rules, regulations or requirements of, or its Common Stock shall have been suspended by, the Trading Market, the Company shall have immediately enacted all measures, including a reverse stock split, if necessary, to regain compliance with such rules, regulations or requirements of, and resume trading of the Company Stock on, the Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Units at the Closing.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Registration Statement or Disclosure Schedules, which shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained therein, the Company hereby makes the following representations and warranties to each Purchaser:

(a)
Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Exhibit 21.1 to the Registration Statement. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)
Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as described in the Registration Statement, the Preliminary Prospectus, and the Prospectus. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)
Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. The Company and the Board of Directors believe that they have taken all actions necessary to ensure that the execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby believe they will not result in a breach of the fiduciary duties of the members of the Board of Directors. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)
No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) except to the extent the Company has obtained consent or waiver or with respect to indebtedness that is being repaid in full with the proceeds at Closing (including the Debenture) pursuant to Section 4.8 herein, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Trading Market and including all applicable foreign, federal and state laws, rules and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)
Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Sections 4.5 and 4.7 of this Agreement, (ii) the filing with the Commission of the Prospectus, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) the Stockholder Approval and (v) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f)
Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Warrant Shares and the Conversion Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock 450 million shares of Common Stock issuable pursuant to this Agreement, the Warrants and the Preferred Shares and the Company will reserve the remaining maximum number of shares issuable pursuant to the Warrants and Preferred Shares immediately following the receipt of the Stockholder Approval. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on July [●], 2026, including the Pricing Prospectus and the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Pricing Prospectus or the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Pricing Prospectus and the Prospectus and any amendments or supplements thereto, at the time the Pricing Prospectus or the Prospectus, as applicable, or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-1.

(g)
Capitalization. The capitalization of the Company as of the date hereof is as set forth in the Registration Statement and includes the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since the filing of the Registration Statement other than pursuant to the exercise of compensatory awards under the Company’s equity incentive plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the Registration Statement. Except to the extent the Company has obtained consent or waiver, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the Registration Statement, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Stockholder Approval no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The Company is not a “shell” company as defined in Section 405 of the Securities Act.

(h)
Public Reports; Financial Statements. Except for Current Reports on Form 8-K filed with the Commission on February 7, 2025 and March 10, 2025, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “Public Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Public Reports prior to the expiration of any such extension. As of their respective dates, the Public Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Public Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)
Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Public Reports, except as set forth in the Pricing Prospectus, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j)
Litigation. Except as set forth in the Registration Statement or the Disclosure Schedules, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of such Actions (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth in the Disclosure Schedules, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)
Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)
Compliance. Except as set forth in the Disclosure Schedules, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all international, foreign, federal, state and local laws relating to taxes, environmental protection, space, land use, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m)
Environmental Laws. The Company and its Subsidiaries (i) have complied with and are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received and maintained all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have complied with and are in compliance with all terms and conditions of any such permit, license or approval, except where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n)
Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)
Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(p)
Intellectual Property. The Company and its Subsidiaries own, or possess adequate rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), copyrights, licenses and other intellectual property rights and similar rights as are material for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted, in each case, as described in the Public Reports (collectively, the “Intellectual Property Rights”). To the knowledge of the Company, neither the Company nor its Subsidiaries is infringing, and upon commercialization of any product or service described in the Public Reports, will not infringe on, any valid claim of any issued patents, copyrights or trademarks of others. The Company has not conducted a “freedom to operate” study. None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except where such action would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the Public Reports, a written notice of a claim or otherwise has any knowledge that the Company’s products or planned products as described in the Public Reports violate or infringe upon the rights of any Person, except as could not have, or reasonably be expected to not have, a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. To the knowledge of the Company, no employee, consultant or independent contractor of the Company or its Subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non- competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer or independent contractor where the basis of such violation relates to such employee’s employment or independent contractor’s engagement with the Company or its Subsidiaries or actions undertaken while employed or engaged with the Company or its Subsidiaries. The Company and its Subsidiaries have taken reasonable measures to protect its confidential information and trade secrets of its business and to maintain and safeguard the Company’s Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements, and to the Company’s knowledge, no employee of the Company or its Subsidiaries is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries. All patents and patent applications owned by or licensed to the Company or its Subsidiaries or under which the Company or its Subsidiaries have rights, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, there are no material defects in any of the patents or patent applications disclosed in the Public Reports as being owned by the Company or its Subsidiaries; to the knowledge of the Company, the parties prosecuting such applications have complied with their duty of candor and disclosure to the United States Patent and Trademark Office (the “USPTO”) in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or could form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications.

(q)
Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)
Transactions with Affiliates and Employees. Except as set forth in the Registration Statement and as contemplated herein, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s)
Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the Registration Statement, the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Registration Statement, the Company’s internal accounting controls are effective. The Company and the Subsidiaries maintain disclosure controls and procedures, as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, that are designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in Commission rules and forms, and that such information is accumulated and communicated to the Company’s management, including its Executive Chairman, Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure. Under the supervision and with the participation of the Company’s management, the Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed Public Report (such date, the “Evaluation Date”). The Company presented in its most recently filed Public Report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t)
Certain Fees. Except as set forth in the Prospectus or in the Disclosure Schedules, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u)
[Reserved.]

(v)
Investment Company. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” or an Affiliate of an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(w)
Registration Rights. Other than as set forth in the Registration Statement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(x)
Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the Registration Statement, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the Registration Statement, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. The Company believes that, taking into account the Company’s receipt of the proceeds from this offering and the Company’s twelve-month projections, it will satisfy the Trading Market's continued listing requirements relating to shareholders' equity.

(y)
Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(z)
Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(aa)
No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(bb)
Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Registration Statement sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed in the Registration Statement, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(cc)
Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(dd)
[Reserved.]

(ee)
Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made, offered, promised or authorized any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act of 2010 of the United Kingdom, or any other anti-bribery or anti- corruption law applicable to the Company and/or its Subsidiaries.

(ff)
Accountants. The Company’s accounting firm is set forth in the Public Reports. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2026.

(gg)
No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(hh)
Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ii)
Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future transactions, may negatively impact the market price of the

Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(jj)
Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(kk)
Stock Options. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ll)
No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(mm)
[Reserved.]

(nn)
U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(oo)
Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(pp)
Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any Subsidiary conducts business, the applicable rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(qq)
[Reserved.]

(rr)
Other Covered Persons. The Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities.

(ss)
Government Audits; Trade Controls. To the knowledge of the Company, there are no outstanding allegations of improper activities arising from any government audit or non-audit review, including without limitation, by the Defense Contract Audit Agency, of the Company or any of its Subsidiaries or work performed by the Company or any of its Subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect. In the past five years, the Company and each of its Subsidiaries has been and is in compliance in all material respects with any applicable United States national customs or export control laws and regulations, including the Export Administration Regulations, the Arms Export Control Act, and the International Traffic in Arms Regulations.

(tt)
ERISA. Except as disclosed in the Public Reports, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” An “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”). Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. No Employee Plan is subject to Title IV of ERISA. The Public Reports identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement required to be disclosed pursuant to the rules and regulations under the Securities Act and Exchange Act providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, or deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation, or post-retirement insurance, compensation or benefits, which: (i) is not an Employee Plan; (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of its ERISA Affiliates; and (iii) covers any officer or director or former officer or director of the Company or any of its ERISA Affiliates. These agreements, arrangements, policies or plans are referred to collectively as “Benefit Arrangements.” Each Benefit Arrangement has been maintained in material compliance with its terms and with the requirements of applicable law. Except as disclosed in the Public Reports, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law. No “prohibited transaction” (as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(uu)
Privacy and Data Security Laws and Regulations. The Company and the Subsidiaries have established and maintain appropriate technical, physical and organizational measures and security systems and technologies in compliance with all material data security requirements under all applicable laws designed to protect Company data against accidental or unlawful processing in a manner appropriate to the risks represented by the processing of such data by the Company and its data processors, in all material respects. The Company and the Subsidiaries have operated and currently operate their respective businesses in a manner compliant with all applicable foreign, federal, state and local laws and regulations, all contractual obligations and all Company policies (internal and posted) related to privacy and data security applicable to the Company’s and the Subsidiaries’ collection, use, handling, transfer, transmission, storage, disclosure and/or disposal of the data of their respective customers, employees and other third parties (the “Privacy and Data Security Laws”) and there has been no non-compliance with such Privacy and Data Security Laws that would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. There has been no loss or unauthorized access, use, modification or breach of security of customer, employee, third party or other confidential information, including data of the Company and its Subsidiaries, maintained by or on behalf of the Company and the Subsidiaries, and neither the Company nor any of the Subsidiaries has notified, nor has the current intention or obligation to notify, any customer, governmental entity or the media of any such event with regard to any material data breach.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)
Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)
Own Account. Such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c)
Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercise any Warrants, it will be, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)
Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)
[Reserved].

(f)
Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Public Reports, Transaction Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 [Reserved.]

4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3 Furnishing of Information; Public Information. Until the time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.5 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates, or agents including, without limitation, the Placement Agent, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.6 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.7 Non-Public Information. Except with respect to the material pricing terms of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.5, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, director, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non- public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.8 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, strategic investments and acquisitions, the repayment of all principal, interest and any other amounts owed under (a) the debenture issued by the Company to YA II PN, LTD. in the principal amount of $25,000,000 on December 17, 2025 (the “Debenture”) and (b) the payment of $1.25 million of convertible notes issued in connection with the Company’s acquisition of Lyocon S.r.l. The Company shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than as described herein and payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.9 Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents

(and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of, arising out of, in connection with or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). For the avoidance of doubt, the Company will reimburse each Purchaser Party for all reasonable expenses (including reasonable fees and expenses of counsel) as they are incurred in connection with investigating, preparing, pursuing or defending any such action whether or not pending or threatened and whether or not any Purchaser Party is a party, provided that the Company will not be responsible for any losses, claims, damages or liabilities (or expense relating thereto) that are judicially determined in a final judgment not subject to appeal to have resulted from the bad faith, gross negligence or intentional misconduct of any Purchaser Party. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The Company will not, without the Purchaser Party’s prior written consent, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any action, claim, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Purchaser Party is a party thereto) unless such settlement, compromise, consent or termination includes a release of each Purchaser Party from any liabilities asserted against such Purchaser Party arising out of such action, claim, suit or proceeding. If the indemnification provided for in this Section is judicially determined to be unavailable to a Purchaser Party in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such Purchaser Party hereunder, the Company shall contribute to the amount paid or payable by such Purchaser Party as a result of such losses, claims, damages or liabilities (and expense relating thereto): (i) in such proportion as is appropriate to reflect the relative benefits to the applicable Purchaser Party, on the one hand, and the Company, on the other hand, of the transaction or (ii) if the allocation provided by clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the applicable Purchaser Party and the Company, as well as any other relevant equitable considerations; provided, however, that in no event shall any Purchaser Party’s aggregate contribution to the amount paid or payable exceed the Subscription Amount. Assuming that the Company has fully satisfied or agreed to satisfy the amount of its obligations provided for herein to the Purchaser Party, and have agreed that the Purchaser Party shall have no further liabilities in connection therewith, then the Company may take control of any pending action or litigation in order to reduce the expenses in connection therewith. The indemnification and contribution required by this Section 4.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.10 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve out of its authorized and unissued shares of Common Stock, and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock, a number of shares of Common Stock equal to 250% of the maximum number of Warrant Shares and Conversion Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement, Warrant Shares pursuant to any exercise of the Warrants and Conversion Shares upon conversion of the Preferred Shares set forth in the Certificate of Designations.

4.11 Listing of Common Stock. The Company shall: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock issuable on the date of such application for the Shares, Warrant Shares reserved and issuable pursuant to the terms of the Warrants and Conversion Shares reserved and issuable pursuant to the terms of the Certification of Designations up to 450 million shares of Common Stock, and shall immediately prepare and file with such Trading Market an additional shares listing application covering the maximum number of shares of Common Stock required to be reserved for any remaining Warrant Shares and Conversion Shares following receipt of Stockholder Approval, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) use its best efforts to maintain the listing or quotation of such Common Stock on such date on such Trading Market or another Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, Warrant Shares and Conversion Shares, and will take such other action as is necessary to cause all of the Shares, Warrant Shares and Conversion Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.12 Additional Issuance of Securities.

(a)
The Company agrees that for the period commencing on the date hereof and ending on the ninetieth (90th) day after the date that is the later of (1) the date on which an amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of the State of Delaware and becomes effective thereby increasing the authorized shares of Common Stock pursuant to the Stockholder Approval and a registration statement, or registration statements, filed pursuant to the 1933 Act covering, in the aggregate, the maximum number of Warrant Shares and Conversion Shares required to be reserved pursuant to the terms of the Warrants and Certificate of Designations, respectively, has been declared effective by the Commission in accordance with the 1933 Act, is effective and available for the issuance or resale of such Warrant Shares and Conversion Shares, as applicable, and the Company has not received any notice that the Commissison has issued or intends to issue a stop-order with respect to such registration statement(s) or that the Commission has otherwise suspended or withdrawn the effectiveness of such registration statement(s), and (2) such date that the Preferred Shares may be converted by the Purchasers pursuant to Section 4(a)(i) of the Certification of Designations (the “Restricted Period”), the Company shall not (i) directly or indirectly issue, offer, sell, grant any option, restricted stock unit or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any shares of Common Stock or any Common Stock Equivalents or (ii) file any new registration statement or amendment or supplement thereto, other than the Prospectus, amendments or supplements to registration statements filed prior to the date hereof, or registration statements on Form S-8 in connection with any employee benefit plan. Notwithstanding the foregoing, this Section 4.12(a) shall not apply in respect of the issuance of (collectively, the “Exempt Issuances”) (i) shares of Common Stock or standard options to purchase or restricted stock units to acquire Common Stock to directors, officers, employees or consultants of the Company in their capacity as such pursuant to an Approved Stock Plan; provided that issuances to consultants shall not exceed an aggregate of five (5) million shares of Common Stock during a twelve (12)-month period; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard equity awards to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion, exercise or other method of issuance (as the case may be) of any such Convertible Security is made solely pursuant to the conversion, exercise or other method of issuance (as the case may be) provisions of such Convertible Security that were in effect on the date immediately prior to the date of this Agreement, the conversion, exercise or issuance price of any such Convertible Securities (other than standard equity awards to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard equity awards to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard equity awards to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any Purchaser; (iii) the Securities; (iv) securities issued pursuant to acquisitions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Restricted Period, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; and (v) shares of Common Stock or any Common Stock Equivalents that are issued at a price below the Per Unit Purchase Price and provided that such shares are “restricted securities” (as defined in Rule 144) and include restrictive legends that prevent the removal of the restrictions during the Restricted Period. For the avoidance of doubt, Exempt Issuances also includes (i) the filing of a resale registration statement and issuance of Common Stock as required by the terms of the February 2026 Public Offering (as defined in the Registration Statement), (ii) the filing of a resale registration statement and issuance of Common Stock to Brick Lane Capital Management Limited (“Brick Lane”) upon conversion of a promissory note issued to Brick Lane on February 6, 2026 (as described in the Registration Statement), and (iii) the issuance of shares of Common Stock in connection with the announced transaction with Tekne S.p.A. (the “Tekne Transaction”); provided that such securities issued in connection with the Tekne Transaction are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith.

(b)
From the date hereof until the earlier of six months from the date hereof or the date as of which the Purchasers no longer hold at least 20% of the aggregate amount of the Shares, Warrant Shares and Conversion Shares and a registration statement filed pursuant to the 1933 Act covering all Warrant Shares and Conversion Shares issuable upon exercise or conversion of the Warrant Shares and Preferred Shares, respectively, has been declared effective by the Commission in accordance with the 1933 Act, is effective and available for the issuance or resale of all the Warrant Shares and Conversion Shares, as applicable, and the Company has not received any notice that the Commissison has issued or intends to issue a stop-order with respect to such registration statement or that the Commission has otherwise suspended or withdrawn the effectiveness of such registration statement, the Company shall be prohibited from entering into or agreeing to enter into a Variable Rate Transaction. Notwithstanding the foregoing, during such time after the Restricted Period, this Section 4.12(b) shall not apply to shares of Common Stock issued pursuant to that certain Standby Equity Purchase Agreement, dated as of May 30, 2025, as amended, by and between the Company and YA II PN, LTD. (the “SEPA”); provided, however, that shares shall not be issued pursuant to this Section 4.12(b) unless the Common Stock trades on the Trading Market at a price equal to or greater than 125% of the Per Unit Purchase Price for at least ten (10) consecutive Trading Days, in which case the maximum number of shares that may be issued and sold on the applicable Trading Day shall not exceed 5% of the daily trading volume of the Common Stock on the Trading Market on such Trading Day; provided, further that if the Common Stock trades on the Trading Market at a price equal to or greater than 150% of the Per Unit Purchase Price for at least ten (10) consecutive Trading Days, the maximum number of shares that may be issued and sold on the applicable Trading Day shall increase to 10% of the daily trading volume of the Common Stock on the Trading Market on such Trading Day. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit or an “at the market offering”, whereby the Company may issue securities at a future determined price, regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled; provided that Exempt Issuances as provided in Section 4.12(a) above shall not be considered Variable Rate Transactions. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

4.13 Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to such Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agent, including , without limitation, the Placement Agent after the issuance of the initial press release as described in Section 4.5. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Exercise and Conversion Procedures.

(a)
Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

(b)
Conversion Procedures. The Certificate of Designations sets forth the totality of the procedures, if applicable, required of the Purchasers in order to convert the Series B Preferred Stock. No additional legal opinion, other information or instructions shall be required of the Purchasers to convert their Series B Preferred Stock. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Series B Preferred Stock. The Company shall honor conversions of the Series B Preferred Stock and shall issue and allot Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.16 Lock-Up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

4.17 Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.18 Registration Statement.

(a)
Maintaining the Registration Statement. If all or any portion of Warrants or Preferred Shares are exercised or converted, respectively, at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or Conversion Shares, as applicable, the Warrant Shares or Conversion Shares issued pursuant to any such exercise or conversion shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale of the Warrant Shares or Conversion Shares) is not effective or is not otherwise available for the sale of the Warrant Shares or the Conversion Shares, the Company shall immediately notify the holders of the Warrants and Preferred Shares in writing that such registration statement is not then effective and thereafter shall promptly notify such holders when the registration statement is effective again and available for the sale of the Warrant Shares or Conversion Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares or Conversion Shares in compliance with applicable federal and state securities laws). The Company shall use best efforts to keep a registration statement registering the issuance of the Warrant Shares and Conversion Shares effective during the term of the Warrants and pursuant to the terms of the Preferred Shares.

(b)
Effect of Failure to Maintain Effectiveness of any Registration Statement. If (A) the Company fails to maintain a registration statement covering the sale of the Warrant Shares or Conversion Shares issuable upon exercise of the Warrants or conversion of Preferred Shares required to be covered thereby and required to be filed by the Company pursuant to this Agreement or if the Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason and (B) the Warrant Shares or Conversion Shares cannot be issued without any restrictive legend, then, the Company shall enter into an exchange agreement with the Purchaser, pursuant to Section 3(a)(9) of the Securities Act, in order to allow the Purchasers to be able to sell the Warrant Shares or Conversion Shares.

4.19 Stockholder Approval. The Company shall hold a meeting of stockholders (or seek stockholder approval by written consent if permitted under the Company’s Certificate of Incorporation, Bylaws, and applicable Law) on or prior to the date that is thirty-five (35) days from the Closing Date, with the Closing Date deemed as “day 1” (the “Stockholder Approval Deadline”) for the purpose of obtaining approval as required by the Company’s Certificate of Incorporation and applicable Law from the stockholders of the Company to increase the authorized shares of Common Stock by amendment to the Company’s Certificate of Incorporation to an amount sufficient, pursuant to the terms of this Agreement, including Section 4.10, for the issuance of shares of Common Stock upon exercise of the Warrants and conversion of the Preferred Shares (the “Stockholder Approval”), with the recommendation of the Company’s Board that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement, and all management-appointed proxyholders shall vote their proxies in favor of such proposal. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every thirty (30) days thereafter to seek Stockholder Approval until the Stockholder Approval is received and deemed effective under Delaware law. Each Purchaser, severally and not jointly, hereby agrees that, for so long as such Purchaser beneficially owns any Securities, such Purchaser shall, if mutually agreed upon between such Purchaser and the Company, hold its shares of Common Stock on the records of the Transfer Agent as of the record date of such stockholder meeting, appear at such stockholder meeting called for the purpose of obtaining Stockholder Approval (including any adjournment or postponement thereof), in person or by proxy and vote for approval of such proposal.

4.20 Series B Preferred Stock.

(a) Permanent Equity. The Parties acknowledge that they intend that the Preferred Shares be treated as permanent equity for accounting purposes.

(b) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Preferred Shares), a register for the Preferred Shares in which the Company shall record the name and address of the Person in whose name the Preferred Shares have been issued (including the name and address of each transferee) reflecting the number of Preferred Shares held by such Person. The Company shall keep the register open and available at all times during business hours for inspection by each such Person or its legal representatives.

(c) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent in a form acceptable to each Purchaser to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of such Purchaser or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by such Purchaser to the Company, and confirmed by the Company, upon the conversion of the Preferred Shares. The Company represents and warrants that no instruction other than such irrevocable transfer agent instructions referred to in this Section 4.20(c) will be given by the Company to its transfer agent with respect to the Preferred Shares, and that the Preferred Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement. If there is a sale, assignment or transfer of Conversion Shares pursuant to an effective registration statement or in compliance with Rule 144 or another exemption from registration, the transfer agent shall issue such shares to such Purchaser, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 4.20(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 4.20(c) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 4.20(b), that each Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the irrevocable transfer agent instructions to the Company’s transfer agent on the Closing Date. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Conversion Shares shall be borne by the Company.

(d) Removal of Legends. Certificates and/or book entries evidencing Conversion Shares shall not be required to contain any legend (i) while a registration statement covering the resale of such Conversion Shares is effective under the 1933 Act (provided that each Purchaser provides the Company with any certificates from such Purchaser or its broker reasonably required by the Company’s transfer agent), (ii) following any sale of such Conversion Shares pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company) or a registration statement, (iii) if such Conversion Shares are eligible to be sold, assigned or transferred under Rule 144 without current public information being available and without volume and manner of sale limitations (provided that each Purchaser provides the Company with reasonable assurances that such Conversion Shares are eligible for sale, assignment or transfer under Rule 144, which shall not include an opinion of counsel, but which may include any certificates from such Purchaser or its broker reasonably required by the Company’s transfer agent), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that each Purchaser provides the Company with an opinion of counsel to such Purchaser from reputable counsel to the effect that such sale, assignment or transfer of the Conversion Shares may be made without registration under the applicable requirements of the 1933 Act, or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than one (1) Trading Day following the delivery by any Purchaser to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Conversion Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Purchaser as may be required above in this Section 4.20(d), as directed by such Purchaser, credit the aggregate number of shares of Common Stock to which each Purchaser shall be entitled to such Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system (the date by which such credit is so required to be made to the balance account of such Purchaser’s or Purchaser’s nominee with DTC is referred to herein as the “Required Delivery Date”).

(e) Failure to Timely Deliver; Buy-In. If the Company fails to issue and credit the balance account of such Purchaser’s or Purchaser’s nominee with DTC for such number of Conversion Shares so delivered to the Company by the Required Delivery Date, then, in addition to all other remedies available to such Purchaser, at the sole discretion of such Purchaser, the Company shall pay in cash to such Purchaser on each Trading Day after the Required Delivery Date that the issuance or credit of such shares is not timely effected an amount equal to 1% of the product of (A) the number of shares of Common Stock not so delivered or credited (as the case may be) to such Purchaser or Purchaser’s nominee multiplied by (B) the Closing Sale Price (as defined in the Certificate of Designations) of the Common Stock on the Trading Day immediately preceding the Required Delivery Date.

ARTICLE 5

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof, provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Pricing Prospectus and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd)

Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously with the delivery of such notice file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Purchasers.

5.8 No Third Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9 and this Section 5.8.

5.9 Governing Law. This Agreement and each of the Transaction Documents will be deemed to have been made and delivered in the State of Delaware, and the binding provisions of this Agreement, the Transaction Documents, and the transactions contemplated hereby, will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware, without regard to the conflict of laws principles thereof. Each of the parties hereto: (i) agrees that any legal suit, Action or Proceeding arising out of or relating to Agreement and/or the transactions contemplated hereby will be instituted exclusively in the courts located in the City of New York, County of New York, State of New York, (ii) irrevocably waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, (iii) irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such Action or Proceeding, and (iv) irrevocably consents to the exclusive jurisdiction of the state courts located in the City of New York, County of New York, State of New York, in any such suit, action or proceeding, waiving any, and consenting not to assert any, basis for seeking transfer or removal of such action to any other court, whether federal or state, unless the New York court in which such action or proceeding was commenced first declines jurisdiction. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.9, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant or conversion of Series B Preferred Stock, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise or conversion notice, as applicable, concurrently with the return to such Purchaser of the aggregate exercise price or, if applicable, conversion price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant or Series B Preferred Stock, as the case may be (including, issuance of a replacement Warrant or Series B Preferred Stock certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through the legal counsel of the Placement Agent. The legal counsel of the Placement Agent does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NUBURU, INC.	Address for Notice:
44 Cook Street, Suite 100 Denver, CO 80206
Name: Alessandro Zamboni Title: Executive Chairman	Email: alessandro.zamboni@nuburu.net and barry@bjlevine.com

With a copy to (which shall not constitute notice):

Holland & Hart LLP

555 17th Street, Suite 3200

Denver, Colorado 80202

Attn: Amy L. Bowler (abowler@hollandhart.com)

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO NUBURU, INC.

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount:

Shares of Common Stock issuable:

Pre-Funded Warrants issuable (if applicable):

Shares of Series B Preferred Stock issuable:

Check box if Purchaser elects the Beneficial Ownership Limitation to be 9.99% (instead of 4.99%): ☐

EIN Number:

[SIGNATURE PAGES CONTINUE]